SUPPLEMENT TO THE

SPARTAN® U.S. EQUITY INDEX FUND
A Fund of Fidelity Concord Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 25, 2003

Effective August 4, 2003, Geode Capital Management, LLC (Geode) serves as sub-adviser for each fund. Geode, a registered investment adviser, has principal offices at 53 State Street, Boston, Massachusetts 02109, and is a wholly-owned subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies in the management of equity funds and to provide advisory and sub-advisory services to equity index funds.

The fund and FMR have entered into a sub-advisory agreement with Geode. Pursuant to the sub-advisory agreement, FMR has granted Geode investment management authority as well as the authority to buy and sell securities. Under the sub-advisory agreement, for providing investment management services to the fund, FMR pays Geode fees at an annual rate of 0.01% of the average net assets of the fund.

Geode has adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees of Geode subject to the code of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

UEIB-03-02 August 4, 2003
1.720027.111

Supplement to the
Spartan® Total Market Index Fund, Spartan Extended Market Index Fund, and
Spartan International Index Fund
April 25, 2003
Prospectus

Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for each fund. Geode chooses each fund's investments and places orders to buy and sell each fund's investments. FMR pays Geode for providing investment management services.

As of March 31, 2003, Geode had approximately $293 million in discretionary assets under management.

Geode's principal offices are at 53 State Street, Boston, Massachusetts 02109.

SIF-03-01 August 4, 2003
1.717993.117

SUPPLEMENT TO THE

SPARTAN® TOTAL MARKET INDEX FUND,
SPARTAN EXTENDED MARKET INDEX FUND, AND
SPARTAN INTERNATIONAL INDEX FUND

Funds of Fidelity Concord Street Trust

April 25, 2003

STATEMENT OF ADDITIONAL INFORMATION

Effective August 4, 2003, Geode Capital Management, LLC (Geode) serves as sub-adviser for each fund. Geode, a registered investment adviser, has principal offices at 53 State Street, Boston, Massachusetts 02109, and is a wholly-owned subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies in the management of equity funds and to provide advisory and sub-advisory services to equity index funds.

Each fund and FMR have entered into a sub-advisory agreement with Geode. Pursuant to the sub-advisory agreements, FMR has granted Geode investment management authority as well as the authority to buy and sell securities. Under the sub-advisory agreements, for providing investment management services to each fund, FMR pays Geode fees at an annual rate of 0.05% for Spartan Total Market Index Fund and Spartan Extended Market Index Fund, and 0.065% for Spartan International Index Fund of the average net assets of each fund.

Geode has adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees of Geode subject to the code of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

SIFB-03-03 August 4, 2003
1.718587.112

The following information replaces similar information found in the "Trustees and Officers" section on page 31.

As of February 28, 2003, the following owned of record 5% or more (up to and including 25%) of Spartan Total Market Index's, Spartan Extended Market Index's, and Spartan International Index's outstanding shares:

Spartan Total Market Index: Florida Power & Light Company, Juno Beach, FL (7.52%).

Spartan Extended Market Index: Hewlett-Packard Company, Palo Alto, CA (6.77%).

Spartan International Index: Balentine & Company, Atlanta, GA (23.34%).

Supplement to the Spartan® U.S. Equity Index Fund
April 25, 2003
Prospectus

Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for the fund. Geode chooses the fund's investments and places orders to buy and sell the fund's investments. FMR pays Geode for providing investment management services.

As of March 31, 2003, Geode had approximately $293 million in discretionary assets under management.

Geode's principal offices are at 53 State Street, Boston, Massachusetts 02109.

UEI-03-01 August 4, 2003
1.717991.111